UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 28, 2005

Date of Report (Date of earliest event reported)

IDS Managed Futures II, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-17443	06-1207252
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

550 W. Jackson Blvd. Suite 1300 Chicago, IL 60661
(Address of principal executive offices) (Zip Code)

(312) 788-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Notice to Investors Regarding Current Update on Fund Operations

Attached as Exhibit 99.1 to this Form 8-K, and incorporated herein by reference, is a Notice to Investors dated October 28, 2005 providing a current upate on operations of IDS Managed Futures II, L.P. (the "Fund") and discussing redemption payments relating to Units of the Fund redeemed by investors at October 31, 2005.

Item 9.01.  Financial Statements and Exhibits

(d)                                 Exhibits

99.1                        Notice to Investors dated October 28, 2005.

This Current Report on Form 8-K, including the documents incorporated by reference herein, contains forward-looking statements within the meaning of Section 21A of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of the 1995.  In this Current Report on Form 8-K, including the documents incorporated by reference herein, all statements other than statements of historical fact are forward looking statements that involve risks and uncertainties and actual results could differ.  These forward-looking statements are based on assumptions that we have made in light of our experience and on our perceptions of historical events, current conditions, expected future developments and other factors we believe are appropriate under the circumstances.  Although we believe that these forward-looking statements have a reasonable basis, you should be aware that numerous factors, including the outcome of Refco Inc.’s Audit Committee’s investigation; its ability to obtain financing arrangement or alternatives; changes in domestic and international market conditions; competition; its ability to attract and retain customers; its relationships with introducing brokers; retention of its management team; its ability to manage its growth or integrate future acquisitions, its exposure to significant credit risks with respect to its customers, international operations and exchange membership requirements, the effectiveness of compliance and risk management methods, potential litigation or investigations, employee or introducing broker misconduct or errors, reputational harm, and changes in capital requirements, could cause actual results to differ materially from our expectations.  Because of these factors, we caution that you should no place undue reliance on any of our forward-looking statements.  Further, any forward looking statement speaks only as of today.  It is impossible for us to predict how new events or developments may affect us.  We disclaim any intention or obligation to update or revise any forward-looking statements, either to reflect new information or developments or for any other reason

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDS Managed Futures II, L.P.
(Registrant)

/s/ Richard C. Butt
Name: Richard C. Butt
Title: President of Refco Commodity
Date:	October 28, 2005	Management, Inc., one of the General
Partners of the Registrant